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                                                                 Exhibit 3(a)xix

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                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU

                                   ----------

                   Articles of Amendment-Domestic Corporation
                                  (15 Pa.C.S.)

Entity Number
140599

                     [X]   Business Corporation (Section 1915)

                     [ ]   Nonprofit Corporation (Section 5915)

Name                                            DOCUMENT WILL BE RETURNED TO THE
                                                NAME AND ADDRESS YOU ENTER TO
ESQUIRE ASSIST                                  THE LEFT.

Address

COUNTER PICK-UP

City              State              Zip Code
_____________________________________________

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Fee: $70                          ----------------------------------------------

                                  Filed in the Department of State on 12/20/2007


                                                  Pedro A. Cortes
                                           Secretary of the Commonwealth

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     In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

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1.   The name of the corporation is:

P. H. GLATFELTER COMPANY

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2.   The (a) address of this corporation's current registered office in this
     Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  Number and Street         City         State         Zip        County
     ___________________________________________________________________________

     (b)  Name of Commercial Registered Office Provider                   County

     c/o CORPORATION SERVICE COMPANY

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3.   The statute by or under which it was incorporated: Pennsylvania Business
     Corporation Law

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4.   The date of its incorporation: DECEMBER 16, 1905

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5.   Check, and if appropriate complete, one of the following:

[X] The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

[ ]  The amendment shall be effective on: ____________ at ____________
                                              Date            Hour

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DSCB:15-1915/5915-2

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6.   Check one of the following:

[ ] The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. Section 1914(a) and (b) or Section 5914(a).

[X]  The amendment was adopted by the board of directors pursuant to 15 Pa. C.S.
     Section 1914(c) or Section 5914(b).

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7.   Check, and if appropriate, complete one of the following:

[ ]  The amendment adopted by the corporation, set forth in full, is as follows:

[X] The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

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8.   Check if the amendment restates the Articles:

[ ] The restated Articles of Incorporation supersede the original articles and all amendments thereto.

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                                        ----------------------------------------

                                        IN TESTIMONY WHEREOF, the undersigned
                                        corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 20th day of December, 2007.

                                                P. H. GLATFELTER COMPANY
                                                   Name of Corporation


                                                  /s/ Jeffery J. Norton
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                                                        Signature

                                           V.P., General Counsel and Secretary
                                                          Title

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                                    EXHIBIT A
                                       TO
                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                            P. H. GLATFELTER COMPANY

The first paragraph of Article 5 of the Company's Articles of Incorporation, as amended and restated and subsequently amended, is further amended to add the following two sentences to the end of the first paragraph, effective as of the filing of the Articles of Amendment with the Pennsylvania Department of State:

Any or all classes and series of shares, or any part thereof, may be represented by certificates or may be uncertificated shares, provided, however, that any shares represented by a certificate that are issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the Corporation. The rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class and series shall be identical.